DELAWARE(SM)
INVESTMENTS
-----------


Delaware Tax-Free Florida Fund

Delaware Tax-Free Florida Insured Fund

Delaware Tax-Free New York Fund



Tax-Exempt Income

2000 SEMI-ANNUAL REPORT

(Tax-Exempt Income Artwork)

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

TABLE OF CONTENTS
-----------------

Letter to Shareholders         1

Portfolio
Management Review              3

Performance Summary

Delaware Tax-Free
Florida Fund                   6

Delaware Tax-Free
Florida Insured Fund           7

Delaware Tax-Free
New York Fund                  8

Financial Statements

Statements of Net Assets       9

Statement of Operations       16

Statements of Changes in
Net Assets                    17

Financial Highlights          18

Notes to Financial
Statements                    26

A Commitment To Our Investors

Experienced

o Our seasoned investment professionals average more than 15 years' experience.

o For over 70 years, we have managed money in a variety of investment styles that have weathered a full range of economic and market environments. We opened our first mutual fund in 1938.

Disciplined

o We follow strict investment policies and clear buy/sell guidelines.

o We strive to balance risk and reward in order to provide conservative investment alternatives within any given asset class.

Consistent

o We believe consistent processes are the best way to seek consistent investment performance.

o Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors to manage approximately $47 billion in assets as of December 31, 1999.

Comprehensive

o We offer over 70 mutual funds in these asset classes.

  o Large-cap equity                o High-yield bonds
  o Mid-cap equity                  o Investment grade bonds
  o Small-cap equity                o Municipal bonds (24 single-state funds)
  o International equity            o International fixed-income
  o Balanced

o Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested. (C)Delaware Distributors, L.P.

Dear Shareholder


"MUNICIPAL BONDS WEATHERED THE TURBULENCE IN THE FIXED-INCOME ARENA SOMEWHAT BETTER THAN U.S. TREASURY SECURITIES DURING THE PAST SIX MONTHS."


March 22, 2000

Recap of Events - Economic activity in the United States continues to move along ahead of expectations. An improving global economic outlook further enhances the prospect of continued strong economic growth. During the last six months, U.S. interest rates, as measured by the Treasury bond market, rose and Treasury bond prices fell significantly. Interest rates rose for two reasons. First, there was a perception that inflation would increase. Second, the Federal Reserve was actively raising short-term interest rates. Each time Federal Reserve Chairman, Alan Greenspan, addressed the media and spoke of restrictive monetary policy, it tended to rattle the bond markets further.

The booming stock market, however, did heighten inflationary concerns during our fiscal period. The Federal Reserve responded by following up their interest rate increase on June 30, 1999 with four additional increases through March 21, 2000. As of this writing, the Federal funds target rate on overnight loans between banks stands at 6.0%, its highest level in five years. The Federal Reserve's actions have been directed at slowing the economy and pre-empting inflation before it takes root.

Municipal bonds weathered the turbulence in the fixed-income arena somewhat better than U.S. Treasury securities during the past six months. Municipal bond yields increased steadily throughout this time period, but municipal bond prices fluctuated less than Treasuries (Source: Bloomberg). As of February 29, 2000, the 30-year U.S. Treasury bond yield stood at 6.15%, while 30-year U.S. AAA-rated general obligation municipal bonds closed at 5.90%. For investors in the 28% tax bracket, a 5.90% tax-free yield would be equivalent to an 8.19% yield on a taxable investment, a yield that surpasses that of the 30-year Treasury.*

Average Total Returns
For Period Ended February 29, 2000                                    Six Months
--------------------------------------------------------------------------------
Delaware Tax-Free Florida Fund Class A                                  -2.33%
Delaware Tax-Free Florida Insured Fund Class A                          -0.61%
--------------------------------------------------------------------------------
Lipper Florida Municipal Debt Fund Average (64 funds)                   -1.36%
Lipper Florida Insured Municipal Debt Fund Average (14 funds)           -0.97%
--------------------------------------------------------------------------------
Delaware Tax-Free New York Fund Class A                                 -1.57%
--------------------------------------------------------------------------------
Lipper New York Municipal Debt Fund Average (104 funds)                 -1.27%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                                    -0.24%
Lehman Brothers Insured Municipal Bond Index                            -0.21%
--------------------------------------------------------------------------------
All performance shown above is at net asset value and assumes reinvestment of dividends and capital gains. Performance information for all Fund classes can be found on pages 6, 7 and 8. The Lipper categories represent the average returns of municipal bond funds with similar investment objectives tracked by Lipper Analytical. (Source: Lipper Analytical Services, Inc.) The unmanaged Lehman Brothers Indexes are composed of bonds with a variety of quality ratings from many states. You cannot invest directly in an index. Past performance does not guarantee future results.
* The U.S. government does not guarantee principal and interest of municipal bonds, unlike Treasuries. Municipal bonds have historically had annual default rates of less than 2%.

"WE BELIEVE FIXED-INCOME INVESTMENTS PLAY AN IMPORTANT
ROLE IN WELL-BALANCED PORTFOLIOS..."


(Tax-Exempt Income Artwork)


Delaware's New York and Florida Municipal Bond Funds - Given the prevailing market conditions, your Funds' portfolio managers followed a defensive strategy of shortening portfolio duration while maintaining credit quality. As a result, we were able to maintain or increase the overall yield of Delaware's Florida and New York tax-free municipal bond funds, but at a lower level of interest rate risk. This strategy worked well for the Delaware Tax-Free Florida Insured Fund and the Delaware Tax-Free New York Fund. The Delaware Tax-Free Florida Fund's relatively longer duration position hurt the Fund's performance during the period.

Market Outlook - We believe fixed-income investments play an important role in well-balanced portfolios, even as stocks continue to capture more attention and a larger share of investors' assets. Looking forward, we believe bonds may remain in the shadow of stocks as long as economic growth continues in 2000. However, tax-exempt municipal bonds, which your Funds hold, remain popular with investors for good reason. They offer a wide range of benefits, including:

   o Attractive current income that is free from federal,* and in the case of Delaware Tax-Free Florida and New York Funds, free of certain state and local taxes as well;
   o A high likelihood that interest and principal payments will be made as scheduled; and,
   o A wide range of choices to meet your investment objectives with regard to investment quality, maturity, type of bond and geographical location.

We realize that the past six months have been a difficult period for fixed-income investors. In this environment, we believe the best strategy is to patiently reap the bounty of interest payments, without taking risky bets on specific sectors or the direction of interest rates. We applaud you for remaining committed to your investment plan and thank you for your continued confidence in Delaware Investments.

Sincerely,

/s/ Wayne A. Stork                      /s/ David K. Downes

Wayne A. Stork                          David K. Downes
Chairman,                               President and Chief Executive Officer,
Delaware Investments                    Delaware Investments
 Family of Funds                         Family of Funds

* A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

PORTFOLIO MANAGEMENT REVIEW


Mitchell L. Conery
Senior Portfolio Manager

Patrick P. Coyne
Senior Portfolio Manager
March 22, 2000


"OVER THE LAST SIX MONTHS, WE HAVE WITNESSED A COMBINATION OF MARKET EVENTS THAT HAVE PUSHED MUNICIPAL BOND YIELDS HIGHER AND PRICES LOWER."


Delaware Tax-Free Florida Fund
Portfolio Characteristics
February 29, 2000
--------------------------------------------------------------------------------
Current 30-Day SEC Yield*
  Before expense limitation                                                4.73%
  After expense limitation                                                 5.16%
Average Effective Duration                                             8.2 years
--------------------------------------------------------------------------------
Average Effective Maturity**                                          14.0 years
--------------------------------------------------------------------------------

*  For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day SEC yield as of 2/29/00 for Class B shares was 4.16% before the expense limitation and 4.61% after the expense limitation. For Class C shares, the yield was 4.17% before the expense limitation and 4.62% after the limitation. Duration is a common measure of a bond or bond fund's sensitivity to interest rates.
** Average effective maturity is the average time remaining until scheduled replacement by issuers of portfolio securities.


The Funds' Results

Over the last six months, we have witnessed a combination of market events that have pushed municipal bond yields higher and prices lower. Concerns related to year 2000 computer issues helped reduce the amount of municipal bonds being issued. Most municipalities issued bonds earlier in the year and sat out the end of the year. In addition, investors' interest in municipal bonds was somewhat weak compared to their intense attention to the equity markets.

In spite of the reduced supply of new bonds at year-end, the total supply of municipal bonds was ample and that gave us the opportunity to select bonds that have solid credit ratings and the potential for future price appreciation. Based on value measures, the relationship of municipal bonds to Treasury bonds vacillated throughout the year. In our view, municipal bonds offered better relative value for much of the time.

Delaware Tax-Free Florida Fund had a total return of -2.33% (Class A shares at net asset value with distributions reinvested) for the six-month period ended February 29, 2000. We shortened the duration of Delaware Tax-Free Florida Fund over the past six months from 9.2 years to 8.2 years. Duration is a common measure of a bond or bond fund's sensitivity to interest rates. Currently, our duration is slightly longer than the average duration of the funds in the Lipper Florida Municipal Debt Funds (Source: Lipper Analytical Services, Inc.). Because of this, when interest rates went up, our bond prices declined more than mutual funds that were shorter in duration.

We maintain a focus on high-grade bonds so that as we aim to increase the Fund's income potential, we will not significantly increase our credit risk. As of February 29, 2000, over 80% of Delaware Tax-Free Florida Fund's net assets were allocated to bonds rated investment grade (bonds rated BBB or higher by Moody's or Standard & Poor's).

Delaware Tax-Free Florida Insured Fund
Portfolio Characteristics
February 29, 2000
--------------------------------------------------------------------------------
Current 30-Day SEC Yield*
--------------------------------------------------------------------------------
  Before expense limitation                                                4.76%
  After expense limitation                                                 4.77%
--------------------------------------------------------------------------------
Average Effective Duration                                             7.5 years
--------------------------------------------------------------------------------
Average Effective Maturity**                                          12.4 years
--------------------------------------------------------------------------------

*  For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day SEC yields as of 2/29/00 for Class B and C shares were 4.20% before the expense limitation, and 4.21% after the expense limitation. Duration is a common measure of a bond or bond fund's sensitivity to interest rates.
** Average effective maturity is the average time remaining until scheduled replacement by issuers of portfolio securities.


Delaware Tax-Free New York Fund Portfolio Characteristics
February 29, 2000
--------------------------------------------------------------------------------
Current 30-Day SEC Yield*
  Before expense limitation                                                4.18%
  After expense limitation                                                 4.91%
--------------------------------------------------------------------------------
Average Effective Duration                                             8.4 years
--------------------------------------------------------------------------------
Average Effective Maturity**                                          16.6 years
--------------------------------------------------------------------------------

*  For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day SEC yield as of 2/29/00 for Class B and C shares were 3.61% before the expense limitation, and 4.37% after the expense limitation.
** Average effective maturity is the average time remaining until scheduled replacement by issuers of portfolio securities.


(Tax-Exempt Income Artwork)


Delaware Tax-Free Florida Insured Fund had a total return of -0.61% (Class A Shares at net asset value with distributions reinvested) for the six-month period ended February 29, 2000. During this difficult period, we succeeded in preserving capital to a greater degree than the Fund's peer group represented by the Lipper Florida Insured Municipal Debt Fund Average, which had a -0.97% average return for the same six-month period.

In order to remain consistent with the Fund's more conservative investment objectives, we maintain a shorter duration for Delaware Tax-Free Florida Insured Fund than for Delaware Tax-Free Florida Fund. We shortened Delaware Tax-Free Florida Insured Fund's average duration over the last six months from 8.8 years to 7.5 years. The shorter duration, which means less sensitivity to interest rate changes, helped the Fund's performance in a rising interest rate environment.

Over the last six months, more than 50% of all new municipal issues were insured according to Securities Data Corporation. This demonstrates the demand for the added security of insured municipal bonds. The bonds in Delaware Tax-Free Florida Insured Fund's portfolio are protected by private insurance, which guarantees the timely payment of principal and interest but does not guarantee against price volatility.

As mandated by the Fund's investment policies, Delaware Tax-Free Florida Insured Fund continues to invest exclusively in insured municipal bonds rated AAA by Moody's or Standard & Poor's, the highest credit rating available.

Delaware Tax-Free New York Fund provided a total return of -1.57% (Class A shares at net asset value with distributions reinvested) for the six-month period ended February 29, 2000. The Fund slightly underperformed its peer group. We attribute this underperformance partially to the Fund's average effective duration. At the start of our fiscal period, the duration stood at 9.6 years, which was longer than that of its peers as represented by the Lipper New York Municipal Debt Fund Average.

As inflation fears continued and it became apparent that the Federal Reserve Board would continue to raise the federal funds rate, we shortened the duration of the Fund. As of February 29, 2000, Delaware Tax-Free New York Fund's duration was positioned at 8.4 years, which was in line with the average duration of its peer group.

"REGARDLESS OF MARKET CONDITIONS, MUNICIPAL BOND FUNDS HAVE THE POTENTIAL TO OFFER VALUABLE ASSET ALLOCATION BENEFITS WITHOUT ADDING TO YOUR TAXABLE INVESTMENT INCOME."*


To offset the risk associated with investing in bonds of this duration, we maintained our focus on pre-refunded bonds. Pre-refunded bonds are seasoned securities that have been refinanced by municipalities in a lower interest rate environment. Pre-refunded bonds are secured by an escrow account consisting of U.S. government securities. Over the last six months, pre-refunded bonds represented over 24% of your Fund's holdings and many had relatively high coupon rates (the stated rate of interest on the bond) that have added to the Fund's dividend. Pre-refunded bonds help the Fund because:

   o The credit quality of the bonds typically increases because of the high quality of the escrow fund.
   o The price usually increases because the bond is now backed by U.S. Treasuries and will be retired before its stated final maturity.
   o In general, prices for these bonds are less sensitive to interest rate fluctuations because of the shorter durations.

In most cases, once a bond is pre-refunded we continue to hold it. This normally allows the Fund to collect an attractive level of current income and benefit from better protection of principal. Pre-refunded bonds performed especially well in the rising interest rate environment that we've experienced over the last six months.

Outlook

The U.S. seems to be the engine of growth for the entire world at this time. We believe strong forward momentum for the U.S. economy is likely to result in solid growth for the remainder of this year. We don't think this will create an inflationary environment if labor productivity continues to increase.

The Federal Reserve has been on a path of increasing short-term interest rates. There have been five one-quarter point increases in short-term interest rates since June 1999. Clearly, the Federal Reserve's goal is to slow the pace of U.S. economic climate to what it believes is a non-inflationary rate of growth.

We have seen some slowdown in the economy and the equity markets, as evidenced by the decline in the Dow Jones Industrial Average, which is down -12.56% for the six-month period ended February 29, 2000. We think longer term bonds - including municipal bonds - could potentially increase in price if the equity market remains subdued.

Regardless of market conditions, municipal bond funds have the potential to offer valuable asset allocation benefits without adding to your taxable investment income.* In our view, investors seeking to diversify their portfolios with generally less volatile investments will continue to find attractive opportunities in municipal bonds and municipal bond funds in the years to come.

* A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

FUND BASICS

Fund Objective
This Fund seeks high current income free from both federal income taxes and state intangibles tax by investing in investment grade municipal bonds.

Assets Under Management
$13.64 million

Number of Holdings
36

Fund Start Date
March 2, 1995

Your Fund Managers
Mitchell L. Conery received a bachelor's degree from Boston University and an MBA in Finance from the State University of New York. Prior to joining Delaware Investments in 1997, he served as an Investment Officer with the Travelers Group. Before that, he held positions at CS First Boston Corporation, MBIA Corporation, Thomson McKinnon Securities, Ovest Financial Services, and Merrill Lynch.

Patrick P. Coyne received a bachelor's degree from Harvard University and an MBA in Finance from the University of Pennsylvania's Wharton School. He began his career with Kidder, Peabody & Co., where he managed the firm's trading desk for four years. He joined Delaware Investments in 1989.

NASDAQ Symbols
Class A  DVFAX
Class B  DVFBX
Class C  DVFCX

[TAX-EXEMPT INCOME ARTWORK]


DELAWARE TAX-FREE FLORIDA FUND PERFORMANCE

Average Total Returns
Through February 29, 2000                                Lifetime    One Year
--------------------------------------------------------------------------------
Class A (Est. 3/2/95)
   Excluding Sales Charge                                 +5.60%      -5.47%
   Including Sales Charge                                 +4.79%      -8.98%
--------------------------------------------------------------------------------
Class B (Est. 9/15/95)
   Excluding Sales Charge                                 +4.14%      -6.26%
   Including Sales Charge                                 +3.76%      -9.86%
--------------------------------------------------------------------------------
Class C (Est. 4/22/95)
   Excluding Sales Charge                                 +4.39%      -6.27%
   Including Sales Charge                                 +4.39%      -7.17%
--------------------------------------------------------------------------------
Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than the original share price. Class B and C results, excluding sales charge, assume either that contingent sales charges did not apply or the investment was not redeemed. Past performance does not guarantee future results.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes of Delaware Tax-Free Florida Fund during the period. Performance would have been lower if the expense limitation was not in effect.

FUND BASICS

Fund Objective
This Fund seeks high current income free from both federal income taxes and state intangibles tax with the added safety of an insured portfolio by investing in insured municipal bonds.

Assets Under Management
$119.40 million

Number of Holdings
47

Fund Start Date
January 1, 1992

Your Fund Managers
Mitchell L. Conery
Patrick P. Coyne

NASDAQ Symbols
Class A  VFLIX
Class B  DVDBX
Class C  N/A


DELAWARE TAX-FREE FLORIDA INSURED
FUND PERFORMANCE


Average Total Returns
Through February 29, 2000                     Lifetime   Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 1/1/92)
   Excluding Sales Charge                      +6.11%      +5.48%       -3.71%
   Including Sales Charge                      +5.62%      +4.68%       -7.30%
--------------------------------------------------------------------------------
Class B (Est. 3/11/94)
   Excluding Sales Charge                      +4.22%      +4.83%       -4.45%
   Including Sales Charge                      +4.08%      +4.49%       -8.12%
--------------------------------------------------------------------------------
Class C (Est. 9/30/97)
   Excluding Sales Charge                      -0.07%                   -4.45%
   Including Sales Charge                      -0.07%                   -5.36%
--------------------------------------------------------------------------------
Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than the original share price. Class B and C results, excluding sales charge, assume either that contingent sales charges did not apply or the investment was not redeemed. Past performance does not guarantee future results.

Class A shares of each Fund have a 3.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes of Delaware Tax-Free Florida Insured Fund during the period. Performance would have been lower if the expense limitation was not in effect.

FUND BASICS

Fund Objective
This Fund seeks high current income free from both federal and state income taxes by investing in investment grade municipal bonds.

Assets Under Management
$11.37 million

Number of Holdings
23

Fund Start Date
November 6, 1987

Your Fund Managers
Mitchell L. Conery
Patrick P. Coyne

NASDAQ Symbols
Class A  FTNYX
Class B  DVTNX
Class C  DVFNX

[TAX-EXEMPT INCOME ARTWORK]


DELAWARE TAX-FREE NEW YORK FUND
PERFORMANCE

Average Total Returns
Through February 29, 2000          Lifetime   10 Years   Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 11/6/87)
   Excluding Sales Charge           +6.13%     +5.44%      +3.28%      -6.01%
   Including Sales Charge           +5.80%     +5.04%      +2.49%      -9.50%
--------------------------------------------------------------------------------
Class B (Est. 11/14/94)
   Excluding Sales Charge           +3.35%                 +2.44%      -6.73%
   Including Sales Charge           +3.20%                 +2.12%     -10.29%
--------------------------------------------------------------------------------
Class C (Est. 4/26/95)
   Excluding Sales Charge           +2.27%                             -6.64%
   Including Sales Charge           +2.27%                             -7.53%
--------------------------------------------------------------------------------
Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than the original share price. Class B and C results, excluding sales charge, assume either that contingent sales charges did not apply or the investment was not redeemed. Past performance does not guarantee future results.

Class A shares of each Fund have a 3.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes of Delaware Tax-Free New York Fund during the period. Performance would have been lower if the expense limitation was not in effect.

Statements of Net Assets

DELAWARE TAX-FREE FLORIDA FUND
------------------------------

                                                         Principal     Market
February 29, 2000 (Unaudited)                              Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds - 101.18%
Continuing Care/Retirement Revenue Bonds - 7.03%
Jacksonville Health Facilities Authority
   (Cypress Village Project National
   Benevolent Association) Series A
   6.125% 12/1/16 ................................... $   200,000    $180,324
Orange County, Florida Health Facilities
   (Mayflower Retirement Project)
   5.25% 6/1/19 .....................................     360,000     322,625
Palm Beach Health Facilities Authority
   (ACTs Obligated Group)
   5.625% 11/15/20 ..................................     250,000     208,868
Volusia County Health Facilities Authority
   (John Knox Village) Series A
   6.00% 6/1/17 .....................................     250,000     247,853
                                                                   ----------
                                                                      959,670
                                                                   ----------
General Obligation Bonds - 2.96%
Florida State Board of Education
   (Cap Outlay Public Education)
   6.00% 6/1/21 .....................................     400,000     403,864
                                                                   ----------
                                                                      403,864
                                                                   ----------
Higher Education Revenue Bonds - 2.86%
Pinellas County Educational Facilities
   Authority (Clearwater Christian College)
   Private Placement 8.00% 2/1/11 ...................     375,000     390,071
                                                                   ----------
                                                                      390,071
                                                                   ----------
Highway Revenue Bonds - 2.40%
Dunes Community Development District-
   Intracoastal Waterway Bridge
   (ITT Industries Corporation)
   5.50% 10/1/07 ....................................     175,000     173,073
Florida State Mid-Bay Bridge Authority
   Series D 6.125% 10/1/22 ..........................     160,000     154,587
                                                                   ----------
                                                                      327,660
                                                                   ----------
Hospitals Revenue Bonds - 15.51%
Hillsborough County Industrial Development
   Authority (University Community Hospital)
   5.625% 8/15/23 ...................................   1,000,000     795,210
Hillsborough County (Tampa General
   Hospital) 6.375% 10/1/13 (FSA) ...................     100,000     104,067
Lee County Hospital Board (Lee Memorial
   Hospital) 6.35% 3/26/20 (MBIA) ...................     500,000     509,220
Leesburg Regional Medical Center Project
   Series A 6.125% 7/1/12 ...........................     100,000     100,192
North Miami Health Facilities Authority
   (Catholic Health Services) 6.00% 8/15/16
   (LOC Suntrust Bank-Miami) ........................     500,000     498,430

                                                         Principal     Market
                                                           Amount       Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)
 Hospitals Revenue Bonds (continued)
 Puerto Rico Industrial Tourist Educational
   Medical & Environmental Control Facilities
   (Mennonite General Hospital) Series A
   5.625% 7/1/27 ....................................    $140,000  $  108,867
                                                                   ----------
                                                                    2,115,986
                                                                   ----------
 Housing Revenue Bonds - 10.79%
 Dade County Housing Finance Authority
   (Lincoln Fields Apartments Section 8)
   6.25% 7/1/24 (FHA/MBIA) ..........................     500,000     502,575
 Duval Housing Finance Authority
   (St. Augustine Apartments)
   6.00% 3/1/21 .....................................     300,000     293,694
 Florida Housing Finance Agency
   (Homeowner Mortgage) Series 1B
   6.00% 7/1/17 (FHA/VA) ............................     175,000     174,610
 Florida Housing Finance Agency
   (The Vineyards Project) Series H
   6.40% 11/1/15 ....................................     500,000     501,745
                                                                   ----------
                                                                    1,472,624
                                                                   ----------
 Lease/Certificates of Participation - 2.62%
 Florida St. University Systems Certificates of
   Participation 5.00% 05/01/18 .....................     400,000     357,380
                                                                   ----------
                                                                      357,380
                                                                   ----------
*Pre-Refunded/Escrowed to Maturity Bonds - 5.38%
 Miramar Wastewater Improvement
   6.75% 10/1/25-04 (FGIC) ..........................     100,000     108,343
 Palm Beach County Health Facilities Authority
   (Good Samaritan Health System)
   6.30% 10/1/22-05 .................................     130,000     138,197
 St. Lucie County (Special Assessment-South
   Hutchinson Island)
   6.10% 11/1/20-05 (AG) ............................     150,000     159,998
 Volusia, Florida Industrial Development
   Authority (Bishops Glen Project Retirement
   Health Facilities) 7.50% 11/1/16-06 ..............     300,000     327,753
                                                                   ----------
                                                                      734,291
                                                                   ----------
 Recreational Facility Revenue Bonds - 5.59%
 Village Center Community Development
   District (Florida Recreational Revenue)
   Series A 5.50% 11/1/10 (MBIA) ....................     750,000     763,260
                                                                   ----------
                                                                      763,260
                                                                   ----------
 Utility Revenue Bonds - 16.07%
 Puerto Rico Electric Power Authority
   Series X 5.50% 7/1/25 ............................     150,000     139,547
 Tampa, Florida Utility Improvement
   6.00% 10/1/17 ....................................   1,000,000   1,023,530
 Tampa, Florida Utility Tax 6.125% 10/1/18 ..........   1,000,000   1,029,359
                                                                   ----------
                                                                    2,192,436
                                                                   ----------

                                                         Principal     Market
Delaware Tax-Free Florida Fund                             Amount       Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)
 Waste Disposal Revenue Bonds - 1.05%
 Jacksonville Sewer & Solid Waste Disposal
   Facilities Authority (Anheuser Busch
   Project) 5.875% 2/1/36 (AMT) .....................  $  150,000  $  143,006
                                                                   ----------
                                                                      143,006
                                                                   ----------
 Water & Sewer Revenue Bonds - 5.69%
 Jacksonville Electric Authority Revenue
   Water & Sewer Systems Series A
   5.625% 10/1/37 ...................................     500,000     464,420
 Northern Palm Beach County Improvement
   District (Special Assessment-Abacoa
   Water Control) 7.20% 8/1/16 (FGIC) ...............     300,000     311,649
                                                                   ----------
                                                                      776,069
                                                                   ----------
 Other Revenue Bonds - 23.23%
 Brevard County Constitutional Fuel Tax
   Revenue 6.00% 8/1/14 .............................   1,000,000   1,036,749
 Dade County Special Obligation Series B
   5.00% 10/1/35 (AMBAC) ............................     200,000     167,174
 Florida State Board of Education (Lottery
   Revenue) 6.00% 7/1/14 ............................   1,000,000   1,034,819
 Lake Bernadette Community Development
   District (Special Assessment) Series A
   8.00% 5/1/17 .....................................     250,000     251,520
 Orlando, Florida (Special Assessment-Conroy
   Road Interchange) Series B
   5.25% 5/1/05 .....................................     450,000     430,749
 Tampa Palms Community Development
   District (Richmond Place Project)
   7.50% 5/1/18 .....................................     245,000     248,388
                                                                   ----------
 ....................................................               3,169,399
                                                                   ----------
 Total Municipal Bonds
   (cost $14,113,216) ...............................              13,805,716
                                                                   ----------
 Total Market Value of Securities - 101.18%
    (cost $14,113,216) ..............................             $13,805,716
 Receivables and Other Assets
   Net of Liabilities - (1.18)% .....................                (161,394)
                                                                   ----------
 Net Assets Applicable to 1,360,241 Shares
   Outstanding - 100% ...............................             $13,644,322
                                                                  ===========
 Net Asset Value - Delaware Tax-Free Florida Fund A Class
   ($9,339,743 / 931,504 Shares) ....................                  $10.03
                                                                       ------
 Net Asset Value - Delaware Tax-Free Florida Fund B Class
   ($3,969,875 / 395,372 Shares ) ...................                  $10.04
                                                                       ------
 Net Asset Value - Delaware Tax-Free Florida Fund C Class
   ($334,704 / 33,365 Shares ) ......................                  $10.03
                                                                       ------
-----------------------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

--------------------------------------------------------------------------------
Summary of Abbreviations:
AG - Insured by Asset Guaranty
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Federal Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FSA - Insured by Financial Security Assurance
LOC - Letter Of Credit
MBIA - Insured by the Municipal Bond Insurance Association
VA - Insured by the Veterans Administration

Components of Net Assets at February 29, 2000:
Shares of beneficial interest (unlimited authorization -
   no par) ..........................................             $14,768,316
Undistributed net investment income .................                     319
Accumulated net realized loss on
   investments ......................................                (816,813)
Net unrealized depreciation of investments ..........                (307,500)
                                                                   ----------
Total net assets ....................................             $13,644,322
                                                                  ===========
Net Asset Value and Offering Price Per Share -
   Delaware Tax-Free Florida Fund
Net asset value A Class (A) .........................                  $10.03
Sales charge (3.75% of offering price or 3.89%
   of amount invested per share) (B) ................                    0.39
                                                                       ------
Offering price ......................................                  $10.42
                                                                       ======
--------------------------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE FLORIDA INSURED FUND
--------------------------------------

                                                       Principal      Market
February 29, 2000 (Unaudited)                            Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds - 98.52%
General Obligation Bonds - 7.14%
Florida State Board of Education Capital
   Outlay Public Education-Series B
   4.50% 6/1/28 (MBIA) .............................  $11,000,000   $ 8,520,599
                                                                    -----------
                                                                      8,520,599
                                                                    -----------
Higher Education Revenue Bonds - 7.62%
Miami-Dade County Florida Educational
   Facilities Authority University of Miami,
   Series A 5.50% 4/1/19 (AMBAC) ...................    1,400,000     1,334,774
Miami-Dade County Florida Educational
   Facilities Authority University of Miami,
   Series A 5.75% 4/1/29 (AMBAC) ...................    8,000,000     7,768,800
                                                                    -----------
                                                                      9,103,574
                                                                    -----------
Hospital Revenue Bonds - 16.33%
Hillsborough County-Tampa General
    Hospital 6.375% 10/1/13 (FSA) ..................    3,600,000     3,746,412
Indian River County Hospital District
   6.10% 10/1/18 (FSA) .............................    3,000,000     3,049,860
Lee County Hospital Board (Lee Memorial
   Hospital) 6.35% 3/26/20 (MBIA) ..................   10,000,000    10,184,400
Tallahassee Health Facilities (Tallahassee
   Memorial Regional Medical Center)
   Series B 6.00% 12/1/15 (MBIA) ...................    2,500,000     2,524,325
                                                                    -----------
                                                                     19,504,997
                                                                    -----------
Housing Revenue Bonds - 23.98%
Florida State Housing Finance Agency
   Crossings Indian Run Apartments HUD
   Series V (LOC First Union National Bank
   of North Carolina) 6.10% 12/1/26
   (AMT) (AMBAC) ...................................      750,000       751,425
Florida State Housing Finance Agency
   Crossings Indian Run Apartments HUD
   Series V (LOC First Union National Bank
   of North Carolina) 6.20% 12/1/36
   (AMT) (AMBAC) ...................................    1,790,000     1,799,380
Florida State Housing Finance Agency
   Landings at Sea Forest Apartments
   FHA Series T (LOC First Union National
   Bank of North Carolina) 5.85% 12/1/18
   (AMT) (AMBAC) ...................................      490,000       482,826
Florida State Housing Finance Agency
   Landings At Sea Forest Apartments
   FHA Series T (LOC First Union National
   Bank of North Carolina) 6.05% 12/1/36
   (AMT) (AMBAC) ...................................      700,000       696,850
Florida State Housing Finance Agency
   Leigh Meadows Apartments Section 8
   Series N (LOC First Union National
   Bank of North Carolina) 6.20% 9/1/26
   (AMT) (AMBAC) ...................................    2,765,000     2,783,111

                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Housing Revenue Bonds (continued)
Florida State Housing Finance
   Agency Leigh Meadows Apartments
   Section 8 Series N (LOC First Union
   National Bank of North Carolina)
   6.30% 9/1/36 (AMT) (AMBAC) ........................ $2,000,000   $ 2,016,980
Florida State Housing Finance Agency
   Mariner Club Apartments -
   Series K-1 6.25% 9/1/26
   (AMT) (AMBAC) .....................................  2,000,000     2,026,260
Florida State Housing Finance Agency
   Mariner Club Apartments
   Series K-1 6.375% 9/1/36
   (AMT) (AMBAC) .....................................  3,500,000     3,560,725
Florida State Housing Finance Agency
   Riverfront Apartments Section 8
   Series A 6.25% 4/1/37
   (AMT) (AMBAC) .....................................  1,000,000       987,140
Florida State Housing Finance Agency
   Spinnaker Cove Apartments Series G
   (LOC First Union National Bank of
   North Carolina) 6.50% 7/1/36
   (AMT) (AMBAC) .....................................    500,000       512,200
Florida State Housing Finance Agency
   Sterling Palms Apartments Series D-1
   (LOC First Union National Bank of
   North Carolina) 6.30% 12/1/16
   (AMT) (AMBAC) .....................................  1,000,000     1,023,810
Florida State Housing Finance Agency
   Sterling Palms Apartments Series D-1
   (LOC First Union National Bank of
   North Carolina) 6.40% 12/1/26
   (AMT) (AMBAC) .....................................  1,500,000     1,527,675
Florida State Housing Finance Agency
   Sterling Palms Apartments Series D-1
   (LOC First Union National Bank of
   North Carolina) 6.50% 6/1/36
   (AMT) (AMBAC) .....................................  6,540,000     6,685,515
Florida State Housing Finance Agency
   Woodbridge Apartments Series L
   (LOC First Union National National
   Bank of North Carolina)
   6.15% 12/1/26 (AMT) (AMBAC) .......................  1,750,000     1,756,843
Florida State Housing Finance Agency
   Woodbridge Apartments Series L
   (LOC First Union National Bank of
   North Carolina) 6.25% 6/1/36
   (AMT) (AMBAC) .....................................  2,000,000     2,017,180
                                                                    -----------
                                                                     28,627,920
                                                                    -----------

                                                       Principal      Market
Delaware Tax-Free Florida Insured Fund                   Amount       Value
--------------------------------------------------------------------------------

 Municipal Bonds (continued)
 Industrial Development Revenue Bonds - 0.86%
 Canaveral Port Authority
   6.00% 6/1/12 (FGIC) ............................... $1,000,000  $  1,031,560
                                                                    -----------
                                                                      1,031,560
                                                                    -----------
*Pre-Refunded Bonds - 13.38%
 Florida State Turnpike Authority
   6.30% 7/1/12-02 (FGIC) ............................  2,000,000     2,087,120
 Miramar Wastewater Improvement
   6.75% 10/1/25-04 (FGIC) ...........................  2,425,000     2,627,318
 North Port Utilities System 6.15%
   10/1/09-02 (FGIC) .................................  1,500,000     1,578,390
 Palm Beach Solid Waste Authority
   6.00% 12/1/07-02 (MBIA) ...........................  1,000,000     1,050,360
 Palm Beach Solid Waste Authority
   6.25% 12/1/08-02 (MBIA) ...........................  2,000,000     2,113,460
 Pembroke Pines Capital Improvement
   5.95% 10/1/20-04 (AMBAC) ..........................  1,225,000     1,297,263
 Port St. Lucie Utility System
   6.00% 9/1/24-04 (FGIC) ............................  5,000,000     5,221,500
                                                                    -----------
                                                                     15,975,411
                                                                    -----------
 Sales Tax Revenue Bonds - 6.82%
 Bay City, Florida Sales Tax Revenue
   4.75% 9/1/23 (FSA) ................................  5,500,000     4,562,030
 Jupiter Sales Tax 6.375% 9/1/20
   (AMBAC) ...........................................  2,500,000     2,540,925
 Marion County Public Improvement
   Sales Tax 6.125% 12/1/08 (MBIA) ...................  1,000,000     1,040,240
                                                                    -----------
                                                                      8,143,195
                                                                    -----------
 Special Utility Bonds - 0.86%
 New Smyrna Beach Utilities Commission
   6.00% 10/1/13 (FGIC) ..............................  1,000,000     1,021,560
                                                                    -----------
                                                                      1,021,560
                                                                    -----------
 Turnpike/Toll Roads Revenue - 2.62%
 Miami Dade County Expressway Authority
   Toll System 6.375% 7/1/29 (FGIC) ..................  3,000,000     3,123,780
                                                                    -----------
                                                                      3,123,780
                                                                    -----------
 Water & Sewer Revenue Bonds - 2.60%
 Coral Springs Water & Sewer Series A
   6.00% 9/1/10 (FGIC) ...............................  1,000,000     1,034,520
 Jupiter Water Series A
   6.25% 10/1/12 (AMBAC) .............................  2,000,000     2,075,620
                                                                    -----------
                                                                      3,110,140
                                                                    -----------

                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Other Revenue Bonds - 16.31%
Florida State Division Board of
   Finance Department of General
   Services Department of Environmental
   Resources Preservation 2000 Series A
   5.75% 7/1/13 (AMBAC) .............................. $5,000,000  $  5,073,600
Nassau County Optional Gas Tax-Fuel
   Sales Tax 6.00% 3/1/09 (FGIC) .....................  1,000,000     1,031,790
Ocala Optional Gas Tax-Fuel Sales Tax
   6.00% 12/1/09 (AMBAC) .............................  1,000,000     1,036,990
Ocoee Florida Revenue Refunding &
   Improvement Transportation
   4.50% 10/1/23 (MBIA) ..............................  1,000,000       794,330
Ocoee Florida Revenue Refunding &
   Improvement Transportation
   4.50% 10/1/28 (MBIA) ..............................  1,000,000       772,620
Orange County, Florida Tourist Revenue
   4.75% 10/1/20 .....................................  1,000,000       842,600
Osceola County Celebration Community
   Development District Assessment
   6.10% 5/1/16 (MBIA) ...............................    695,000       707,218
Osceola County Enterprise Community
   Development District - Special
   Assessment 6.10% 5/1/16 (MBIA) ....................  1,000,000     1,017,580
Palm Beach County, Florida Criminal
   Facility Revenue 5.75%
   6/1/12 (FGIC) .....................................    195,000       201,392
Palm Beach County, Florida Criminal
   Justice Facilities Revenue Residual
   Certificates - Series 191
   7.27% 6/1/12 ......................................  7,500,000     7,991,700
                                                                   ------------
                                                                     19,469,820
                                                                   ------------
Total Municipal Bonds
  (cost $118,547,687) ................................              117,632,556
                                                                   ------------
Total Market Value of Securities - 98.52%
  (cost $118,547,687) ................................             $117,632,556
                                                                   ------------
Receivables and Other Assets
   Net of Liabilities - 1.48% ........................                1,770,561
                                                                   ------------
Net Assets Applicable to 11,462,565 Shares
   Outstanding - 100.00% .............................             $119,403,117
                                                                   ============

Delaware Tax-Free Florida Insured Fund
--------------------------------------------------------------------------------
 Net Asset Value - Delaware Tax-Free
   Florida Insured Fund A Class
   ($114,352,993 / 10,977,849 shares) ...................               $10.42
                                                                        ------
 Net Asset Value - Delaware Tax-Free
   Florida Insured Fund B Class
   ($4,944,648 / 474,600 shares) ........................               $10.42
                                                                        ------
 Net Asset Value - Delaware Tax-Free
   Florida Insured Fund C Class
   ($105,476 / 10,116 shares) ...........................               $10.43
                                                                        ------
----------------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

----------------
Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Federal Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
MBIA - Insured by the Municipal Bond Insurance Association
LOC - Letter of Credit

 Components of Net Assets at February 29, 2000:
 Shares of beneficial interest (unlimited
   authorization - no par) ....................................   $127,344,856
 Undistributed net investment loss ............................        (11,517)
Accumulated net realized loss
   on investments .............................................     (7,015,091)
 Net unrealized depreciation
   of investments .............................................       (915,131)
                                                                  ------------
 Total net assets .............................................   $119,403,117
                                                                  ============
 Net Asset Value and Offering Price Per Share -
   Delaware Tax-Free Florida Insured Fund
 Net asset value A Class (A) ..................................         $10.42
 Sales charge (3.75% of offering price or
   3.93% of amount invested per
   share) (B) .................................................           0.41
                                                                        ------
 Offering price ...............................................         $10.83
                                                                        ------
-----------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.



                             See accompanying notes

DELAWARE TAX-FREE NEW YORK FUND
-------------------------------

                                                        Principal     Market
February 29, 2000 (Unaudited)                            Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds - 94.76%
City Agencies Revenue Bonds - 4.55%
New York City Transitional Finance Authority
   Revenue 6.125% 11/15/15 .........................   $  500,000   $  517,115
                                                                    ----------
                                                                       517,115
                                                                    ----------
General Obligation Bonds - 3.50%
New York City Series C
   5.375% 11/15/27 .................................      450,000      398,412
                                                                    ----------
                                                                       398,412
                                                                    ----------
Higher Education Revenue Bonds - 16.62%
Albany, New York Industrial Development
   Agency (Sage Colleges Project) Series A
   5.30% 4/1/29 ....................................      500,000     420,895
New York State Dormitory Authority Revenue
   (Chapel Oaks) 5.45% 7/1/26 (LOC Allied
   Irish Bank) .....................................      450,000     397,958
New York State Dormitory Authority Revenue
   (Pratt Institute) 6.00% 7/1/20 (AG) .............      500,000     495,320
New York State Dormitory Authority
   Revenue (Pooled Capital Program)
   7.80% 12/1/05 (FGIC) ............................      121,000     121,819
New York State Dormitory Authority
   Revenue (State University Educational
   Facilities) 7.50% 5/15/11 .......................      400,000     454,060
                                                                   ----------
                                                                    1,890,052
                                                                   ----------
Hospital Revenue Bonds - 7.00%
New York State Dormitory Authority
   Revenue (Mental Health)
   5.90% 2/15/12 ...................................      250,000     254,335
New York State Dormitory Authority
   Revenue (Millard Fillmore Hospital)
   5.375% 2/1/32 (AMBAC) ...........................      450,000     399,762
New York State Medical Care Facility
   Finance Agency Revenue (Mental Health)
   7.70% 2/15/18 ...................................      140,000     141,658
                                                                   ----------
                                                                      795,755
                                                                   ----------

Housing Revenue Bonds - 8.70%
New York State Mortgage Agency Revenue
   (Homeowner Mortgage)
   6.25% 4/1/30 (AMT) ..............................    1,000,000     989,240
                                                                   ----------
                                                                      989,240
                                                                   ----------
Industrial Development Revenue Bonds - 10.01%
New York City Industrial Development
   Agency (Brooklyn Navy Yard Cogen
   Partners) 5.75% 10/1/36 (AMT) ...................      450,000     383,310
New York City Industrial Development
   Agency (British Airways)
   5.25% 12/1/32 (AMT) .............................      600,000     491,850

  Oneida County, New York Industrial
    Development Agency Revenue
    (Mohawk Valley Handicapped)
    5.35% 3/15/29 (ACA) ............................   $  300,000   $  262,944
                                                                    ----------
                                                                     1,138,104
                                                                    ----------
*Pre-Refunded/Escrowed to Maturity Bonds - 24.25%
 New York City General Obligation Series F
   8.25% 11/15/17-01 ...............................      690,000      740,591
 New York State (Local Government
   Assistance Corporation) Series B
   7.50% 4/1/20-01 .................................      600,000      632,292
 New York State Thruway Authority Service
   Contract Revenue (Local Highway &
   Bridge) 6.25% 4/1/14-05 .........................      500,000      535,250
 New York State Urban Development
   Corporation Revenue (Correctional
   Facilities) 7.375% 1/1/18-02 ....................      600,000      639,312
 United Nations Development Corporation
   Senior Lien Series A 6.00% 7/1/12-03 ............      200,000      211,018
                                                                    ----------
                                                                     2,758,463
                                                                    ----------

 Territorial Revenue Bonds - 3.80%
 Puerto Rico Commonwealth Highway &
   Transportation Authority (Highway
   Revenue) Series Y 5.50% 7/1/36 ..................      475,000      432,858
                                                                   -----------
                                                                       432,858
                                                                   -----------
 Transportation Revenue Bonds - 12.58%
 Metropolitan Transportation Authority
   New York Series A 6.125% 4/1/17 .................    1,000,000    1,026,789
 Metropolitan Transportation Authority New
   York Service Contract (Commuter
   Facilities) Series 0 5.75% 7/1/13 ...............      400,000      403,676
                                                                   -----------
                                                                     1,430,465
                                                                   -----------
 Water & Sewer Revenue Bonds - 3.75%
 New York City Water Finance Series 97B
   5.75% 6/15/29 ...................................      450,000      426,816
                                                                   -----------
                                                                       426,816
                                                                   -----------
 Total Municipal Bonds
   (cost $10,983,143) ..............................                10,777,280
                                                                   -----------

                                                         Number of     Market
Delaware Tax-Free New York Fund                            Shares      Value
--------------------------------------------------------------------------------
 Short-Term Investments - 3.83%
 Wells Fargo National Tax-Free
   Money Market Fund ...............................     $435,237  $   435,237
                                                                   -----------
 Total Short-Term Investments
   (cost $435,237) .................................                   435,237
                                                                   -----------
 Total Market Value of Securities - 98.59%
    (cost $11,418,380) .............................               $11,212,517
 Receivables and Other Assets
   Net of Liabilities - 1.41% ......................                   160,824
                                                                   -----------
 Net Assets Applicable to 1,202,440
   Shares Outstanding - 100% .......................               $11,373,341
                                                                   ===========
 Net Asset Value - Delaware Tax-Free
   New York Fund A Class
   ($9,967,142 / 1,053,534 Shares) .................                     $9.46
                                                                         -----
 Net Asset Value - Delaware Tax-Free
   New York Fund B Class
   ($1,314,687 / 139,210 Shares) ...................                     $9.44
                                                                         -----
 Net Asset Value - Delaware Tax-Free
   New York Fund C Class
   ($91,512 / 9,696 Shares) ........................                     $9.44
                                                                         -----
------------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
 ------------
 Summary of Abbreviations:
 ACA - American Capital Access
 AG - Asset Guaranty
 AMBAC - Insured by the AMBAC Indemnity Corporation
 AMT - Subject to Federal Alternative Minimum Tax
 FGIC - Insured by the Financial Guaranty Insurance Company
 OC - Letter of Credit

 Components of Net Assets at February 29, 2000:
 Shares of beneficial interest (unlimited
   authorization - no par) .........................               $12,097,245
 Distributions in excess of net investment
   income ..........................................                      (291)
 Accumulated net realized loss
   on investments ..................................                  (517,750)
 Net unrealized depreciation
   of investments ..................................                  (205,863)
                                                                   -----------
 Total Net Assets ..................................               $11,373,341
                                                                   ===========
 Net Asset Value and Offering Price Per Share -
   Delaware Tax-Free New York Fund
 Net asset value A Class (A) .......................                     $9.46
 Sales charge (3.75% of offering price
   or 3.91% of amount invested per
   share) (B) ......................................                      0.37
                                                                         -----
 Offering price ....................................                     $9.83
                                                                         =====
---------------------------------------
   (A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.

   (B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statements of Operations


                                                                   Delaware      Delaware            Delaware
                                                                   Tax-Free      Tax-Free Florida    Tax-Free
Six Months Ended February 29, 2000 (Unaudited)                     Florida Fund  Insured Fund        New York Fund
------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest ........................................................   $ 443,802    $ 3,669,850         $ 350,614
                                                                    ------------------------------------------
Expenses:
Management fees .................................................      42,474        310,358            32,500
Distribution expense ............................................      36,928        174,134            20,139
Dividend disbursing and transfer agent fees and expenses ........       8,100          2,130             9,600
Registration fees ...............................................       1,200              -             4,800
Reports and statements to shareholders ..........................       6,000         24,110             2,700
Accounting and administration ...................................       3,600         39,222             2,700
Custodian fees ..................................................       1,200          1,100               930
Professional fees ...............................................       6,540         25,831             1,800
Taxes (other than taxes on income) ..............................         630              -             1,000
Trustee's fees ..................................................         840              -             1,350
Other ...........................................................         197          1,434             1,109
                                                                    ------------------------------------------
                                                                      107,709        578,319            78,628
Less expenses absorbed or waived ................................     (32,177)        (1,120)          (43,782)
Less expenses paid indirectly ...................................        (176)        (1,434)             (134)
                                                                    ------------------------------------------
Total operating expenses ........................................      75,356        575,765            34,712
                                                                    ------------------------------------------
Interest expense ................................................           -          1,674               153
                                                                    ------------------------------------------
Total expenses ..................................................      75,356        577,439            34,865
                                                                    ------------------------------------------
Net Investment Income ...........................................     368,446      3,092,411           315,749
                                                                    ------------------------------------------

Net Realized and Unrealized Loss on Investments:
Net realized loss on investment transactions ....................    (691,559)      (937,183)         (497,021)
Net change in unrealized appreciation/depreciation of investments     (75,355)    (3,051,171)          (16,798)
                                                                    ------------------------------------------

Net Realized and Unrealized Loss on Investments .................    (766,914)    (3,988,354)         (513,819)
                                                                    ------------------------------------------

Net Decrease in Net Assets Resulting
 from Operations ................................................   $(398,468)   $  (895,943)        $(198,070)
                                                                    ==========================================


                             See accompanying notes

Statements of Changes in Net Assets

                                                             Delaware                 Delaware                   Delaware
                                                             Tax-Free                 Tax-Free Florida           Tax-Free
                                                             Florida Fund             Insured Fund               New York Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months      Year        Six Month    Year        Six Months     Year
                                                         Ended         Ended        Ended       Ended         Ended        Ended
                                                        2/29/00       8/31/99       2/29/00    8/31/99       2/29/00      8/31/99
                                                      (Unaudited)                 (Unaudited)               (Unaudited)

Decrease in Net Assets from Operations:
Net investment income .............................    $368,446      $750,679     $3,092,411   $6,829,844     $315,749     $587,627
Net realized gain (loss) on investments ...........    (691,559)     (123,698)      (937,183)   3,752,953     (497,021)     (11,244)
Net change in unrealized appreciation/depreciation
  of investments ..................................     (75,355)     (972,725)    (3,051,171) (11,471,230)     (16,798)    (924,826)
                                                    -------------------------------------------------------------------------------
Net decrease in net assets resulting from
  operations ......................................    (398,468)     (345,744)      (895,943)    (888,433)    (198,070)    (348,443)
                                                    -------------------------------------------------------------------------------

Distributions to Shareholders from:
Net investment income:
  A Class .........................................    (267,340)     (549,061)    (2,998,825)  (6,646,531)    (280,444)    (538,857)
  B Class .........................................     (90,219)     (172,634)      (102,901)    (181,234)     (33,042)     (44,901)
  C Class .........................................     (10,568)      (28,984)        (2,202)      (2,079)      (2,388)      (3,869)
Net realized gain on investments:
  A Class .........................................          --       (11,362)            --           --         (166)     (24,643)
  B Class .........................................          --        (4,026)            --           --           --       (1,574)
  C Class .........................................          --          (621)            --           --           --         (176)
                                                    -------------------------------------------------------------------------------
                                                       (368,127)     (766,688)    (3,103,928)  (6,829,844)    (316,040)    (614,020)
                                                    -------------------------------------------------------------------------------
Capital Share Transactions:
Proceeds from shares sold:
  A Class .........................................     715,640     4,574,720      1,557,499    4,395,898      286,454    2,613,937
  B Class .........................................     860,681     2,352,953        609,890    1,543,291      286,734    1,443,259
  C Class .........................................      42,000       504,377              2      109,981            2       59,191

Net asset value of shares issued upon
  reinvestment of distributions from net
  investment income and net realized gain on
  investments:
  A Class .........................................     126,492       260,924        916,518    1,978,302      196,470      428,293
  B Class .........................................      33,404        61,646         38,072       69,064       22,655       32,257
  C Class .........................................       3,262        11,255          2,258        1,971        2,417        3,986
                                                    -------------------------------------------------------------------------------
                                                      1,781,479     7,765,875      3,124,239    8,098,507      794,732    4,580,923
                                                    -------------------------------------------------------------------------------
Cost of shares repurchased:
  A Class .........................................  (2,378,493)   (2,654,355)   (10,115,712) (19,743,806)    (645,387)  (1,595,227)
  B Class .........................................  (1,181,430)   (1,015,161)      (348,702)    (754,885)    (370,574)    (400,648)
  C Class .........................................    (406,618)     (298,373)            --           --      (18,938)         --
                                                    -------------------------------------------------------------------------------
                                                     (3,966,541)   (3,967,889)   (10,464,414) (20,498,691)  (1,034,899)  (1,995,875)
                                                    -------------------------------------------------------------------------------
Increase (decrease) in net assets derived from
  capital share transactions ......................  (2,185,062)    3,797,986     (7,340,175) (12,400,184)    (240,167)   2,585,048
                                                    -------------------------------------------------------------------------------

Net Increase (Decrease) in Net Assets: ............  (2,951,657)    2,685,554    (11,340,046) (20,118,461)    (754,277)   1,622,585

Net Assets:
Beginning of period ...............................  16,595,979    13,910,425    130,743,163  150,861,624   12,127,618   10,505,033
                                                    -------------------------------------------------------------------------------
End of period ..................................... $13,644,322   $16,595,979   $119,403,117 $130,743,163  $11,373,341  $12,127,618
                                                    ===============================================================================




                             See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding
throughout each period was as follows:                                         Delaware Tax-Free Florida Fund A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months     Year    Eight Months    Year         Year      Period
                                                               Ended       Ended       Ended        Ended        Ended  3/2/95(2) to
                                                              2/29/00(1)  8/31/99     8/31/98(1)  12/31/97(4)   12/31/96  12/31/95
                                                             (Unaudited)
Net asset value, beginning of period ....................   $10.530     $11.230      $11.020     $10.520      $10.730     $10.000

Income (loss) from investment operations:
  Net investment income .................................     0.256       0.492        0.374       0.591        0.590       0.470
  Net realized and unrealized gain (loss) on investments.    (0.500)     (0.688)       0.215       0.523       (0.210)      0.750
                                                            ------------------------------------------------------------------------
  Total from investment operations ......................    (0.244)     (0.196)       0.589       1.114        0.380       1.220
                                                            ------------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ..................    (0.256)     (0.492)      (0.374)     (0.594)      (0.590)     (0.470)
  Distributions from net realized gain on investments ...        --      (0.012)      (0.005)     (0.020)          --      (0.020)
                                                            ------------------------------------------------------------------------
  Total dividends and distributions .....................    (0.256)     (0.504)      (0.379)     (0.614)      (0.590)     (0.490)
                                                            ------------------------------------------------------------------------

Net asset value, end of period ..........................   $10.030     $10.530      $11.230     $11.020      $10.520     $10.730
                                                            ========================================================================

Total return(3) .........................................    (2.33%)     (1.50%)       5.44%      10.93%        3.74%      12.49%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...............   $ 9,340     $11,406       $9,988      $7,506        $5,76      $4,421
  Ratio of expenses to average net assets ...............     0.75%       0.62%        0.55%       0.56%        0.33%       0.32%(5)
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly .............     1.17%       1.16%        1.10%       1.11%        1.25%       1.25%(5)
  Ratio of net investment income to average net assets ..     5.04%       4.81%        4.92%       5.53%        5.66%       5.26%(5)
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly ..     4.62%       4.27%        4.37%       4.98%        4.74%       4.33%(5)
  Portfolio turnover ....................................       39%         30%          20%         19%          70%         64%

--------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(5) Annualized.


                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period was as follows:                                   Delaware Tax-Free Florida Fund B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months     Year     Eight Months   Year        Year       Period
                                                            Ended        Ended       Ended       Ended       Ended  9/15/95(2) to
                                                           2/29/00(1)   8/31/99     8/31/98(1) 12/31/97(4)  12/31/96  12/31/95
                                                          (Unaudited)
Net asset value, beginning of period ....................  $10.540     $11.240      $11.030     $10.530      $10.730     $10.370

Income (loss) from investment operations:
  Net investment income .................................    0.217       0.449        0.318       0.527        0.560       0.150
  Net realized and unrealized gain (loss) on investments.   (0.500)     (0.688)       0.215       0.531       (0.200)      0.380
                                                           -------------------------------------------------------------------------
  Total from investment operations ......................   (0.283)     (0.239)       0.533       1.058        0.360       0.530
                                                           -------------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment income ..................   (0.217)     (0.449)      (0.318)     (0.538)      (0.560)     (0.150)
  Distributions from net realized gain on investments ...       --      (0.012)      (0.005)     (0.020)          --      (0.020)
                                                           -------------------------------------------------------------------------
  Total dividends and distributions .....................   (0.217)     (0.461)      (0.323)     (0.558)      (0.560)     (0.170)
                                                           -------------------------------------------------------------------------

Net asset value, end of period ..........................  $10.040     $10.540      $11.240     $11.030      $10.530     $10.730
                                                           =========================================================================

Total return(3) .........................................   (2.69%)     (2.24%)       4.91%      10.35%        3.51%       5.10%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...............   $3,970      $4,468       $3,368      $2,685       $1,635        $101
  Ratio of expenses to average net assets ...............    1.50%       1.37%        1.30%       1.10%        0.76%       0.44%(5)
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly .............    1.92%       1.91%        1.85%       1.65%        2.00%       2.00%(5)
  Ratio of net investment income to average net assets ..    4.29%       4.06%        4.17%       4.99%        5.23%       4.88%(5)
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly ..    3.87%       3.52%        3.62%       4.44%        3.99%       3.32%(5)
  Portfolio turnover ....................................      39%         30%          20%         19%          70%         64%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(5) Annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period was as follows:                                     Delaware Tax-Free Florida Fund C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months     Year     Eight Months     Year        Year      Period
                                                            Ended       Ended        Ended        Ended       Ended  4/22/95(2) to
                                                          2/29/00(1)   8/31/99      8/31/98(1)  12/31/97(4)  12/31/96   12/31/95
                                                         (Unaudited)
Net asset value, beginning of period ...................   $10.530     $11.240      $11.020     $10.520      $10.730     $10.200

Income (loss) from investment operations:
  Net investment income ................................     0.218       0.449        0.318       0.511        0.370       0.330
  Net realized and unrealized gain (loss) on investments    (0.500)     (0.698)       0.225       0.521       (0.210)      0.560
                                                           -------------------------------------------------------------------------
  Total from investment operations .....................    (0.282)     (0.249)       0.543       1.032        0.160       0.890
                                                           -------------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income .................    (0.218)     (0.449)      (0.318)     (0.512)      (0.370)     (0.340)
  Distributions from net realized gain on investments ..        --      (0.012)      (0.005)     (0.020)          --      (0.020)
                                                           -------------------------------------------------------------------------
  Total dividends and distributions ....................    (0.218)     (0.461)      (0.323)     (0.532)      (0.370)     (0.360)
                                                           -------------------------------------------------------------------------

Net asset value, end of period .........................   $10.030     $10.530      $11.240     $11.020      $10.520     $10.730
                                                           =========================================================================

Total return(3) ........................................    (2.69%)     (2.33%)       5.01%      10.09%        2.97%       8.88%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..............      $335        $722         $554        $133          $16          $9
  Ratio of expenses to average net assets ..............     1.50%       1.37%        1.30%       1.31%        1.15%       1.11%(5)
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ............     1.92%       1.91%        1.85%       1.86%        2.00%       2.00%(5)
  Ratio of net investment income to average net assets..     4.29%       4.06%        4.17%       4.78%        4.83%       4.57%(5)
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly..     3.87%       3.52%        3.62%       4.23%        3.98%       3.68%(5)
  Portfolio turnover ...................................       39%         30%          20%         19%          70%         64%

------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(5) Annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period was as follows:                                  Delaware Tax-Free Florida Insured Fund A Class
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months    Year      Eight Months    Year       Year         Year
                                                               Ended       Ended        Ended        Ended      Ended        Ended
                                                             2/29/00(1)   8/31/99     8/31/98(1)  12/31/97(3)  12/31/96    12/31/95
                                                            (Unaudited)
Net asset value, beginning of period .......................  $10.750     $11.370      $11.240     $10.710      $10.940      $9.520

Income (loss) from investment operations:
  Net investment income ....................................    0.263       0.537        0.355       0.548        0.530       0.540
  Net realized and unrealized gain (loss) on investments ...   (0.329)     (0.620)       0.130       0.536       (0.230)      1.440
                                                              ---------------------------------------------------------------------
  Total from investment operations .........................   (0.066)     (0.083)       0.485       1.084        0.300       1.980
                                                              ---------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income .....................   (0.264)     (0.537)      (0.355)     (0.554)      (0.530)     (0.560)
  Distributions from net realized gain on investments ......       --          --           --          --           --          --
                                                              ---------------------------------------------------------------------
  Total dividends and distributions ........................   (0.264)     (0.537)      (0.355)     (0.554)      (0.530)     (0.560)
                                                              ---------------------------------------------------------------------

Net asset value, end of period .............................  $10.420     $10.750      $11.370     $11.240      $10.710     $10.940
                                                              =====================================================================

Total return(2) ............................................   (0.61%)     (0.83%)       4.38%      10.42%        2.90%      21.22%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................. $114,353    $125,838     $146,660    $162,097     $192,171    $242,425
  Ratio of expenses to average net assets ..................    0.90%       0.85%        0.87%       0.79%        0.73%       0.51%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ................    0.90%       0.85%        1.05%       0.85%        0.96%       0.95%
  Ratio of net investment income to average net assets .....    5.00%       4.77%        4.72%       5.07%        5.02%       5.24%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly .....    5.00%       4.77%        4.54%       5.01%        4.79%       4.80%
  Portfolio turnover .......................................      87%         25%          13%         15%          57%        101%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period was as follows:                                  Delaware Tax-Free Florida Insured Fund B Class
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Six Months    Year     Eight Months    Year        Year         Year
                                                               Ended       Ended       Ended        Ended       Ended        Ended
                                                             2/29/00(1)   8/31/99    8/31/98(1)  12/31/97(3)  12/31/96     12/31/95
                                                            (Unaudited)
Net asset value, beginning of period ......................   $10.750     $11.370      $11.230     $10.710      $10.940      $9.520

Income (loss) from investment operations:
  Net investment income ...................................     0.225       0.452        0.299       0.477        0.480       0.500
  Net realized and unrealized gain (loss)
    on investments ........................................    (0.332)     (0.620)       0.139       0.523       (0.230)      1.440
                                                              ----------------------------------------------------------------------
  Total from investment operations ........................    (0.107)     (0.168)       0.438       1.000        0.250       1.940
                                                              ----------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ....................    (0.223)     (0.452)      (0.298)     (0.480)      (0.480)     (0.520)
  Distributions from net realized gain
    on investments ........................................        --          --           --          --           --          --
                                                              ----------------------------------------------------------------------
  Total dividends and distributions .......................    (0.223)     (0.452)      (0.298)     (0.480)      (0.480)     (0.520)
                                                              ----------------------------------------------------------------------

Net asset value, end of period ............................   $10.420     $10.750      $11.370     $11.230      $10.710     $10.940
                                                              ======================================================================

Total return(2) ...........................................    (0.99%)     (1.58%)       3.95%       9.58%        2.40%      20.76%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................    $4,945      $4,799       $4,202      $3,943       $3,222      $2,814
  Ratio of expenses to average net assets .................     1.65%       1.60%        1.62%       1.46%        1.24%       0.89%
  Ratio of expenses to average net assets
    prior to expense limitation and
    expenses paid indirectly ..............................     1.65%       1.60%        1.80%       1.52%        1.72%       1.68%
  Ratio of net investment income to average
    net assets ............................................     4.25%       4.02%        3.97%       4.40%        4.51%       4.80%
  Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly ..........................     4.25%       4.02%        3.79%       4.34%        4.03%       4.01%
  Portfolio turnover ......................................       87%         25%          13%         15%          57%        101%

                                                                         Delaware
                                                                     Tax-Free Florida
                                                                   Insured Fund C Class
--------------------------------------------------------------------------------------------
                                                                  Six Months    1/8/99(1,4)
                                                                    Ended           to
                                                                   2/29/00(1)     8/31/99
                                                                  (Unaudited)
Net asset value, beginning of period ......................         $10.760       $11.370

Income (loss) from investment operations:
  Net investment income ...................................           0.226         0.286
  Net realized and unrealized gain (loss)
    on investments ........................................          (0.333)       (0.610)
                                                                    ---------------------
  Total from investment operations ........................          (0.107)       (0.324)
                                                                    ---------------------

Less dividends and distributions:
  Dividends from net investment income ....................          (0.223)       (0.286)
  Distributions from net realized gain
    on investments ........................................              --            --
                                                                    ---------------------
  Total dividends and distributions .......................          (0.223)       (0.286)
                                                                    ---------------------

Net asset value, end of period ............................         $10.430       $10.760
                                                                    =====================

Total return(2) ...........................................          (0.98%)       (2.91%)

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................            $105          $107
  Ratio of expenses to average net assets .................           1.65%         1.60%
  Ratio of expenses to average net assets
    prior to expense limitation and
    expenses paid indirectly ..............................           1.65%         1.60%
  Ratio of net investment income to average
    net assets ............................................           4.25%         4.02%
  Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly ..........................           4.25%         4.02%
  Portfolio turnover ......................................             87%           25%

------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(4) For the period September 29,1997 (Commencement of Operations), through December 18, 1997, Tax-Free Florida Insured Fund C Class sold shares which were subsequently repurchased. There were no shares outstanding or shareholder activity from December 19, 1997 through January 7, 1999. The shareholder activity for the period September 29, 1997 through December 18, 1997 is not being disclosed in the Financial Highlights due to its immateriality.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period was as follows:                                 Delaware Tax-Free New York Fund A Class
-----------------------------------------------------------------------------------------------------------------------------------
                                               Six Months     Year      Eight Months   Year     Three Months    Year         Year
                                                  Ended       Ended        Ended       Ended       Ended        Ended        Ended
                                                2/29/00(1)   8/31/99     8/31/98(1)  8/31/97(4)  12/31/96(2)   9/30/96      9/30/95
                                               (Unaudited)
Net asset value, beginning of period ..........   $9.880     $10.670      $10.640     $10.690      $10.720     $10.870      $10.740

Income (loss) from investment operations:
  Net investment income .......................    0.263       0.523        0.362       0.603        0.120       0.550        0.570
  Net realized and unrealized gain (loss)
    on investments ............................   (0.420)     (0.766)       0.040       0.128        0.010      (0.130)       0.170
                                                 ----------------------------------------------------------------------------------
  Total from investment operations ............   (0.157)     (0.243)       0.402       0.731        0.130       0.420        0.740
                                                 ----------------------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ........   (0.263)     (0.523)      (0.362)     (0.606)      (0.120)     (0.550)      (0.590)
  Distributions from net realized gain
    on investments ............................       --      (0.024)      (0.010)     (0.175)      (0.040)     (0.020)      (0.020)
                                                 ----------------------------------------------------------------------------------
  Total dividends and distributions ...........   (0.263)     (0.547)      (0.372)     (0.781)      (0.160)     (0.570)      (0.610)
                                                 ----------------------------------------------------------------------------------

Net asset value, end of period ................   $9.460      $9.880      $10.670     $10.640      $10.690     $10.720      $10.870
                                                 ==================================================================================

Total return(3) ...............................   (1.57%)     (2.44%)       3.85%       7.09%        1.21%       3.94%        7.31%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .....   $9,967     $10,580       $9,978      $9,563      $10,044     $10,548      $11,931
  Ratio of expenses to average net assets .....    0.50%       0.66%        1.00%       1.00%        0.97%(5)    1.34%        1.31%
  Ratio of expenses to average net assets
    prior to expense limitation and expenses
    paid indirectly ...........................    1.25%       1.19%        1.15%       1.39%        1.12%(5)    1.55%        1.82%
  Ratio of net investment income to average
    net assets ................................    5.52%       4.99%        5.12%       5.66%        5.31%(5)    5.14%        5.66%
  Ratio of net investment income to average
    net assets prior
    to expense limitation and expenses
    paid indirectly ...........................    4.77%       4.46%        4.97%       5.27%        5.16%(5)    4.93%        5.15%
  Portfolio turnover ..........................      27%         21%          21%         30%           5%         12%          10%

---------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Effective November 16, 1996, the Fund's shareholders approved a change of investment advisor from Fortis Advisers, Inc. to Voyageur Fund Managers, Inc.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(5) Annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period was as follows:                               Delaware Tax-Free New York Fund B Class
-----------------------------------------------------------------------------------------------------------------------------------
                                              Six Months    Year      Eight Months   Year     Three Months    Year       Period
                                                Ended       Ended        Ended       Ended       Ended        Ended     11/14/94(6)
                                              2/29/00(1)   8/31/99     8/31/98(1)  8/31/97(4)  12/31/96(2)   9/30/96    to 9/30/95
                                             (Unaudited)
Net asset value, beginning of period ........   $9.860     $10.650      $10.610     $10.650      $10.690     $10.840      $10.340

Income (loss) from investment operations:
  Net investment income .....................    0.228       0.445        0.311       0.524        0.100       0.470        0.430
  Net realized and unrealized gain (loss)
    on investments ..........................   (0.420)     (0.766)       0.049       0.136           --      (0.130)       0.540
                                               ----------------------------------------------------------------------------------
  Total from investment operations ..........   (0.192)     (0.321)       0.360       0.660        0.100       0.340        0.970
                                               ----------------------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ......   (0.228)     (0.445)      (0.310)     (0.525)      (0.100)     (0.470)      (0.450)
  Distributions from net realized gain
    on investments ..........................       --      (0.024)      (0.010)     (0.175)      (0.040)     (0.020)      (0.020)
                                               ----------------------------------------------------------------------------------
  Total dividends and distributions .........   (0.228)     (0.469)      (0.320)     (0.700)      (0.140)     (0.490)      (0.470)
                                               ----------------------------------------------------------------------------------

Net asset value, end of period ..............   $9.440      $9.860      $10.650     $10.610      $10.650     $10.690      $10.840
                                               ==================================================================================

Total return(3) .............................   (1.95%)     (3.18%)       3.44%       6.39%        0.95%       3.14%        9.46%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...   $1,315      $1,435         $469        $167         $254        $448         $266
  Ratio of expenses to average net assets ...    1.25%       1.41%        1.75%       1.75%        1.87%(5)    2.09%        2.09%(5)
  Ratio of expenses to average net assets
    prior to expense limitation
    and expenses paid indirectly ............    2.00%       1.94%        1.90%       2.14%        2.00%(5)    2.30%        2.60%(5)
  Ratio of net investment income to
    average net assets ......................    4.77%       4.24%        4.37%       4.91%        4.43%(5)    4.39%        4.68%(5)
  Ratio of net investment income to average
    net assets prior to expense
    limitation and expenses
    paid indirectly .........................    4.02%       3.71%        4.22%       4.52%        4.30%(5)    4.18%        4.17%(5)
  Portfolio turnover ........................      27%         21%          21%         30%           5%         12%          10%

---------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Effective November 16, 1996, the Fund's shareholders approved a change of investment advisor from Fortis Advisers, Inc. to Voyageur Fund Managers, Inc.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(5) Annualized.
(6) Commencement of operations

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period was as follows:                                Delaware Tax-Free New York Fund C Class
-----------------------------------------------------------------------------------------------------------------------------------
                                               Six Months   Year      Eight Months   Year     Three Months    Year        Period
                                                 Ended      Ended        Ended       Ended       Ended        Ended      4/26/95(6)
                                               2/29/00(1)  8/31/99     8/31/98(1)  8/31/97(4)  12/31/96(2)   9/30/96     to 9/30/95
                                              (Unaudited)
Net asset value, beginning of period .........  $9.860     $10.640      $10.610     $10.660      $10.700     $10.850      $10.790

Income (loss) from investment operations:
Net investment income ........................   0.228       0.445        0.308       0.522        0.100       0.470        0.210
Net realized and unrealized gain (loss)
  on investments .............................  (0.420)     (0.756)       0.042       0.128           --      (0.130)       0.060
                                               ----------------------------------------------------------------------------------
Total from investment operations .............  (0.192)     (0.311)       0.350       0.650        0.100       0.340        0.270
                                               ----------------------------------------------------------------------------------

Less dividends and distributions:
Dividends from net investment income .........  (0.228)     (0.445)      (0.310)     (0.525)      (0.100)     (0.470)      (0.210)
Distributions from net realized gain
  on investments .............................      --      (0.024)      (0.010)     (0.175)      (0.040)     (0.020)          --
                                               ----------------------------------------------------------------------------------
Total dividends and distributions ............  (0.228)     (0.469)      (0.320)     (0.700)      (0.140)     (0.490)      (0.210)
                                               ----------------------------------------------------------------------------------

Net asset value, end of period ...............  $9.440      $9.860      $10.640     $10.610      $10.660     $10.700      $10.850
                                               ==================================================================================

Total return(3) ..............................  (1.95%)     (3.08%)       3.35%       6.29%        0.95%       3.14%        2.54%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ......     $92        $112          $58         $56          $53         $52          $51
Ratio of expenses to average net assets ......   1.25%       1.41%        1.75%       1.75%        1.84%(5)    2.09%        2.09%(5)
Ratio of expenses to average net assets
  prior to expense limitation and
  expenses paid indirectly ...................   2.00%       1.94%        1.90%       2.14%        2.00%(5)    2.30%        2.60%(5)
Ratio of net investment income to
  average net assets .........................   4.77%       4.24%        4.37%       4.91%        4.45%(5)    4.39%        4.44%(5)
Ratio of net investment income to average
  net assets prior to expense limitation
  and expenses paid indirectly ...............   4.02%       3.71%        4.22%       4.52%        4.29%(5)    4.18%        3.93%(5)
Portfolio turnover ...........................     27%         21%          21%         30%           5%         12%          10%

-----------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Effective November 16, 1996, the Fund's shareholders approved a change of investment advisor from Fortis Advisers, Inc. to Voyageur Fund Managers, Inc.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(5) Annualized.
(6) Commencement of operations.

                             See accompanying notes

Notes to Financial Statements



February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------
Delaware Tax-Free Florida Fund ("Tax-Free Florida Fund") and Delaware Tax-Free Florida Insured Fund ("Tax-Free Florida Insured Fund"), series of the Voyageur Investment Trust are registered as a Massachusetts Business Trusts under the Investment Company Act of 1940 (as amended) as open-end management investment companies. The Tax-Free Florida Fund is registered as a non-diversified fund. The Tax-Free Florida Insured Fund is registered as a diversified fund. Delaware Tax-Free New York Fund("Tax-Free New York Fund"), a series of Voyageur Mutual Funds, is registered as a Delaware Business Trust under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company.

Tax-Free Florida Fund, Tax-Free Florida Insured Fund and Tax-Free New York Fund are each referred to as a "Fund" or collectively as the "Funds". The Tax-Free Florida Fund seeks high current income free from both federal income taxes and state intangibles tax by investing in investment grade municipal bonds. The Tax-Free Florida Insured Fund seeks high current income free from both federal income taxes and state intangibles tax with the added safety of an insured portfolio by investing in insured municipal bonds. The Tax-Free New York Fund seeks high current income free from both federal and state income taxes by investing in investment grade municipal bonds. The Funds each offer three classes of shares. The A Class carries a front-end sales charge of 3.75%. The B Class carries a deferred sales charge and the C Class carries a level load deferred sales charge.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available, are valued at fair value as determined in good faith by or under the direction of the Funds Board of Trustees.

Federal Income Taxes- Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are accreted to interest income over the lives of the respective securities. The Funds declare dividends from net investment income daily and pay them monthly. Capital gains, if any, are distributed annually.

Certain expenses of the Funds are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The amount of these expenses for the six months ended February 29, 2000 were:

Tax-Free                     Tax-Free                             Tax-Free
Florida Fund                 Florida Insured Fund                 New York Fund
------------                 --------------------                 -------------
$176                         $1,434                               $134

The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "Expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Funds pay Delaware Management Company ("DMC"), the Investment Manager of each Fund, an annual fee, which is calculated daily on the net assets of each Fund.

Following are the management fees as a percentage of average daily net assets:

                      Tax-Free              Tax-Free Florida      Tax-Free
                      Florida Fund          Insured Fund          New York Fund
                      ------------          ----------------      -------------
On the first
$500 million          0.55%                 0.50%                 0.55%

On the next
$500 million          0.50%                 0.475%                0.50%

On the next
$1.5 billion          0.45%                 0.45%                 0.45%

In excess of
$2.5 billion          0.425%                0.425%                0.425%

--------------------------------------------------------------------------------
DMC has elected to waive its fees and reimburse each Fund to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution expenses and extraordinary expenses, exceed the following percentages of average daily net assets through February 29, 2000:

                      Tax-Free              Tax-Free Florida      Tax-Free
                      Florida Fund          Insured Fund          New York Fund
                      ------------          ----------------      -------------
Operating expense
limitation as a
percentage
of average daily
net assets
(per annum)           0.50%                 0.65%                 0.25%

The Funds have engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to the Distribution Agreement, the Funds pay Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class for each Fund.

On February 29, 2000, the Funds had payables to affiliates as follows:

                      Tax-Free              Tax-Free Florida      Tax-Free
                      Florida Fund          Insured Fund          New York Fund
                      ------------          ----------------      -------------
Investment
Management
fees and other
expenses payable
to DMC                $1,294                $47,252               $--

Dividend
disbursing,
transfer agent
fees, accounting
services and
other expenses
payable to DSC         1,675                 15,248                1,684

Distribution fee and
other expenses
payable to DDLP          322                  3,837                  215

For the six months ended February 29, 2000, DDLP earned commissions on sales of the Fund A Class shares for each Fund as follows:

Tax-Free                     Tax-Free                             Tax-Free
Florida Fund                 Florida Insured Fund                 New York Fund
------------                 --------------------                 -------------
$653                         $3,339                               $40

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Funds. These officers, trustees and employees are paid no compensation by the Funds.

3. Investments
During the six months ended February 29, 2000 the Funds made purchases and sales of investment securities other than U.S. government securities and temporary cash investments for each Fund as follows:

                      Tax-Free              Tax-Free Florida      Tax-Free
                      Florida Fund          Insured Fund          New York Fund
                      ------------          ----------------      -------------
Purchases             $5,759,905            $52,965,067           $3,028,340
Sales                  7,284,698             60,334,221            3,417,282

At February 29, 2000 the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                      Tax-Free              Tax-Free Florida      Tax-Free
                      Florida Fund          Insured Fund          New York Fund
                      ------------          ----------------      -------------
Cost of
Investment            $14,113,216           $118,547,687          $11,418,380
                      -------------------------------------------------------
Aggregate
unrealized
appreciation              154,397              2,249,826              289,349
                      -------------------------------------------------------
Aggregate unrealized
depreciation             (461,897)            (3,164,957)            (495,212)
                      -------------------------------------------------------
Net unrealized
appreciation
(depreciation)          $(307,500)             $(915,131)           $(205,863)
                      -------------------------------------------------------

For federal income tax purposes as of February 29, 2000, Tax-Free Florida had a capital loss carryover of $17,781 that will expire in 2007, Tax-Free Florida Insured Fund had a capital loss carryover of $5,342,463 that will expire in 2003 and $735,445 that will expire in 2004.

--------------------------------------------------------------------------------
4. Capital Shares
Transactions in capital shares were as follows:

                                                         Tax-Free Florida Fund
                                                       -------------------------
                                                        Six Months     Year
                                                           Ended       Ended
                                                          2/29/00     8/31/99
                                                        (Unaudited)
Shares sold:
  A Class ..........................................      70,401      411,029
  B Class ..........................................      84,672      210,129
  C Class ..........................................       4,145       45,217

Shares issued upon reinvestment of
  distributions from net realized gain
  on investments:
  A Class ..........................................      12,419       23,627
  B Class ..........................................       3,275        5,623
  C Class ..........................................         319        1,021
                                                         -------      -------
          ..........................................     175,231      696,646
                                                         -------      -------
Shares repurchased:
  A Class ..........................................    (234,972)    (240,238)
  B Class ..........................................    (116,457)     (91,522)
  C Class ..........................................     (39,648)     (26,950)
          ..........................................    (391,077)    (358,710)
                                                         -------      -------
Net increase (decrease) ............................    (215,846)     337,936
                                                         =======      =======

                                                 Tax-Free Florida Insured Fund
                                               ---------------------------------
                                                 Six Months             Year
                                                   Ended               Ended
                                                  2/29/00             8/31/99
                                                (Unaudited)
Shares sold:
  A Class ..................................      148,717             388,751
  B Class ..................................       57,472             136,924
  C Class ..................................           --               9,723

Shares issued upon reinvestment of
  distributions from net realized gain
  on investments:
  A Class ..................................       87,257             175.844
  B Class ..................................         3627               6.149
  C Class ..................................          215                 178
                                                  -------           ---------
          ..................................      297,288             717,569
                                                  -------           ---------
Shares repurchased:
  A Class ..................................     (963,125)         (1,755,957)
  B Class ..................................      (32,919)            (66,242)
  C Class ..................................           --                  --
          ..................................     (996,044)         (1,822,199)
                                                  -------           ---------
  Net increase (decrease) ..................     (698,756)         (1,104,630)
                                                  =======           =========

                                                         Tax-Free New York Fund
                                                       -------------------------
                                                         Six Months       Year
                                                           Ended         Ended
                                                          2/29/00       8/31/99
                                                        (Unaudited)
Shares sold:
  A Class ..........................................       30,135       247,644
  B Class ..........................................       30,523       137,868
  C Class ..........................................           --         5,576

Shares issued upon reinvestment of
  distributions from net realized gain
  on investments:
  A Class ..........................................       20,559        40,908
  B Class ..........................................        2,376         3,107
  C Class ..........................................          253           383
                                                          -------       -------
          ..........................................       83,846       435,486
                                                          -------       -------
Shares repurchased:
  A Class ..........................................      (67,923)     (153,072)
  B Class ..........................................      (39,198)      (39,547)
  C Class ..........................................       (1,960)           --
                                                          -------       -------
          ..........................................     (109,081)     (192,619)
                                                          -------       -------
  Net increase (decrease) ..........................      (25,235)      242,867
                                                          =======       =======

5. Lines of Credit
Effective October 8, 1999, the Funds, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $683,500,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. Prior to October 8, 1999, the Delaware Tax-Free Florida, Florida Insured, and New York Funds had committed lines of credit of $500,000 $8,800,000 and $500,000, respectively. The Funds had no amounts outstanding at February 29, 2000 or at any time during the fiscal year.

6. Credit and Market Risk
The Funds concentrate their investments in securities issued by municipalities, mainly in Florida for Tax-Free Florida and Tax-Free Florida Insured Funds and in New York for the Tax-Free New York Fund. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

DELAWARE INVESTMENTS FAMILY OF FUNDS


Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.


Growth of Capital                      International and Global                Tax-Exempt Income
   o  Technology and                      o  Emerging Markets Fund                o  National High-Yield
       Innovation Fund                    o  New Pacific Fund                         Municipal Bond Fund
   o  Select Growth Fund                  o  Overseas Equity Fund                 o  Tax-Free USA Fund
   o  Trend Fund                          o  International Equity Fund            o  Tax-Free Insured Fund
   o  Growth Opportunities                o  Global Equity Fund                   o  Tax-Free USA
       Fund*                              o  Global Bond Fund                         Intermediate Fund
   o  Small Cap Value Fund                                                        o  State Tax-Free Funds**
   o  U.S. Growth Fund                 Current Income
   o  Tax-Efficient Equity Fund           o  Delchester Fund                   Stability of Principal
   o  Social Awareness Fund               o  High-Yield                           o  Cash Reserve
                                              Opportunities Fund                  o  Tax-Free Money Fund
Total Return                              o  Strategic Income Fund
   o  Blue Chip Fund                      o  Corporate Bond Fund               Asset Allocation
   o  Devon Fund                          o  Extended Duration                    o  Foundation Funds
   o  Growth and Income Fund                  Bond Fund                               Growth Portfolio
   o  Decatur Equity                      o  American Government                      Balanced Portfolio
       Income Fund                            Bond Fund                               Income Portfolio
   o  REIT Fund                           o  U.S. Government
   o  Balanced Fund                           Securities Fund
                                          o  Limited-Term
                                              Government Fund



 * Formerly known as DelCap Fund.

** Available for the following states: Arizona, California, Colorado, Florida,
   Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Oregon, Pennsylvania and Wisconsin. Insured and intermediate bond funds are available in selected states.

(C)Delaware Distributors, L.P.

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London


For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This semi-annual report is for the information of Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund and Delaware Tax-Free New York Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for the Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund and Delaware Tax-Free New York Fund Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

------------------------------------------------------------------------------------------------------------------------------
BOARD OF TRUSTEES                              Charles E. Peck                           Investment Manager
                                               Retired                                   Delaware Management Company
Wayne A. Stork                                 Fredericksburg, VA                        Philadelphia, PA
Chairman
Delaware Investments Family of Funds           Janet L. Yeomans                          International Affiliate
Philadelphia, PA                               Vice President and Treasurer              Delaware International Advisers Ltd.
                                               3M Corporation                            London, England
Walter P. Babich                               St. Paul, MN
Board Chairman,                                                                          National Distributor
Citadel Constructors, Inc.                                                               Delaware Distributors, L.P.
King of Prussia, PA                            AFFILIATED OFFICERS                       Philadelphia, PA

David K. Downes                                Charles E. Haldeman, Jr.                  Shareholder Servicing, Dividend
President and Chief Executive Officer          President and Chief Executive Officer     Disbursing and Transfer Agent
Delaware Investments Family of Funds           Delaware Management Holdings, Inc.        Delaware Service Company, Inc.
Philadelphia, PA                               Philadelphia, PA                          Philadelphia, PA

John H. Durham                                 Richard J. Flannery                       1818 Market Street
Private Investor                               Executive Vice President and              Philadelphia, PA 19103-3682
Horsham, PA                                    General Counsel
                                               Delaware Investments Family of Funds
Anthony D. Knerr                               Philadelphia, PA
Consultant, Anthony Knerr & Associates
New York, NY                                   Bruce D. Barton
                                               President and Chief Executive Officer
Ann R. Leven                                   Delaware Distributors, L.P.
Former Treasurer, National Gallery of Art      Philadelphia, PA
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN



(2901)                                                     Printed in the USA
SA-FLNY [2/00] PP 4/00                                                (J5749)